UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 27, 2007

Date of Report (date of earliest event reported)

XTENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33282	41-2047573
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

125 Constitution Drive
Menlo Park, California 94025-1118
(Address of principal executive offices)

(650) 475-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2007, the Compensation Committee of the Board of Directors of XTENT, Inc. (the “Company”) established 2008 annual base salaries for the following executive officers of the Company:

Name	Title	2008 Annual Base Salary
Gregory D. Casciaro	President and Chief Executive Officer	$354,600
Timothy D. Kahlenberg	Chief Financial Officer	$264,500
Jeffry J. Grainger	Vice President of Corporate Affairs and General Counsel	$271,900
Randolph E. Campbell	Chief Technical Officer	$262,900
Brian J. Walsh	Vice President of Sales and Marketing	$223,100

On December 27, 2007, the Compensation Committee of the Board of Directors of the Company also established 2008 non-equity incentive amounts at threshold, target and maximum performance levels for the following executive officers of the Company:

		2008 Non-equity Incentive Amounts
Name	Title	Threshold	Target	Maximum
Gregory D. Casciaro	President and Chief Executive Officer	$106,380	$177,300	$221,625
Timothy D. Kahlenberg	Chief Financial Officer	$59,513	$79,350	$99,188
Jeffry J. Grainger	Vice President of Corporate Affairs and General Counsel	$61,178	$81,570	$101,963
Randolph E. Campbell	Chief Technical Officer	$59,153	$78,870	$98,588
Brian J. Walsh	Vice President of Sales and Marketing	$50,779	$67,705	$84,631

In establishing the salaries and non-equity incentive amounts for the Company’s executives, the Compensation Committee considered, among other factors, market data provided by a compensation consultant engaged by the Committee.  In addition to his non-equity incentive set forth above, Brian Walsh will also receive a guaranteed bonus of $13,750 per quarter until commissions are earned on sales.  Non-equity incentive amounts at threshold, target and maximum levels are based on the achievement of certain regulatory, operational and financial milestones.  The threshold, target and maximum amounts represent the amount to be paid if all milestones are achieved at the threshold, target and maximum performance levels, respectively. Because non-equity incentive payments are based on the achievement of separate milestones, actual amounts paid may be less than the threshold, target and maximum amounts if some, but not all milestones are achieved at their respective performance levels.  For all executive officers except Gregory D. Casciaro, the milestones are weighted equally.  Non-equity incentive payments with respect to each milestone are to be made in the month following the month during which the applicable milestone is achieved.  The Company’s Compensation Committee retains the authority, in its sole discretion, to determine whether any milestone has been met and to make certain adjustments as it deems appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTENT, INC.

Date: January 3, 2008	By:	/s/ Jeffry J. Grainger
Jeffry J. Grainger
Vice President of Corporate
Affairs and General Counsel